 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
EMERGING
MARKETS
FUND
SEMIANNUAL REPORT
APRIL 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as of April  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

GT GLOBAL EMERGING MARKETS FUND
MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

We describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Fund. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, this report contains performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,


[SIGNATURE]


William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

[PICTURE]

INVESTMENT OBJECTIVE

The GT Global Emerging
Markets Fund seeks long-term
growth of capital. The Fund
primarily invests in equity
securities of companies located
in emerging markets, which
generally include every country
except the U.S., Canada, Japan,
Australia, New Zealand and
most of the countries of western
Europe.


GT GLOBAL EMERGING MARKETS FUND
PERFORMANCE SUMMARY

MSCI Emerging              IFC Investable           GT Global Emerging
Markets Index                 Composite                Markets Fund

5/18/92  10000                 10000                         9525
          9974                  9832                         9550
          9273                  8823                         9358
          9063                  8804                         9333
          8680                  8432                         9100
          8500                  8257                         8942
          9033                  8626                         9258
          9091                  8569                         9075
          9181                  8855                         9034
          9136                  8816                         9269
          9573                  9040                         9529
         10019                  9334                         9630
         10171                  9669                         9915
         10311                  9880                        10159
         10402                 10160                        10176
         10530                 10476                        10386
         11065                 11326                        10956
         11420                 11782                        11150
         12295                 12774                        12107
         12992                 13584                        12736
         15494                 15905                        14857
         15922                 16015                        15556
         15436                 15599                        15053
         14153                 14025                        13739
         14241                 13759                        13270
         14689                 14083                        13526
         14390                 13579                        12945
         15353                 14554                        13858
         16931                 16425                        15787
10/31/94 17390                 16833                        16197
         16966                 16279                        16051
         16172                 15666                        15522
         15329                 13997                        14299
         13649                 12126                        12809
         13407                 11969                        11988
         13595                 11938                        12139
         13873                 12439                        12711
         14361                 12904                        13130
         14325                 12982                        12934
         14543                 13395                        13344
         14061                 13036                        13077
         14216                 12937                        12898
         13744                 12449                        12354
         13400                 12387                        11791
         13919                 12818                        12318
         14551                 13892                        13282
         14366                 13583                        13237
         14569                 13782                        13318
         15612                 14337                        13612
         15310                 14211                        13630
         15511                 14380                        13371
         14458                 13435                        12675
         14777                 13852                        13014
         14905                 14056                        13112
         14483                 13754                        12728
         14743                 13958                        12773
         14753                 14020                        12970
         15714                 15009                        13792
         16348                 15744                        14265
         15947                 15355                        13685
4/30/97  16061                 15094                        13604

The chart above shows the performance of the GT Global Emerging Markets Fund Class A shares since the Fund's inception, versus the various indices shown above. This represents a cumulative return of 36.04% and an average annual total return of 6.41% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $13,653 on April 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $10,465 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997


Share Class                With Sales Charge(2)                Without Sales Charge(2)
                           1-Year     Life of Fund          1-Year         Life of Fund
Class A(3)               (0.06)           7.47              (4.80)            6.41
Class B(3)               (0.53)           8.32              (5.51)            7.93
Advisor Class(4)          0.42            2.40                N/A              N/A



HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS (PER CALENDAR YEAR)


                       1992             1993          1994        1995        1996

Class A              (5.16)(3)          64.46        (3.75)      (13.86)      5.30
Class B                N/A              53.92(3)     (4.28)      (14.34)      4.77


(1)Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2)Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3)The Fund began operations on May 18, 1992; Class B shares commenced on April 1, 1993.

(4)The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                GT GLOBAL EMERGING MARKETS FUND


INTERVIEW WITH THE MANAGEMENT TEAM

As part of our commitment to enhance Fund performance, we have recently appointed Allan Conway as head of global emerging markets investment. Mr. Conway has an exceptional track record, with over 15 years of emerging markets experience. Since his appointment, he has instituted significant changes, beginning with augmenting existing disciplined, quantitative measures, to control risk more effectively.

He is also building a highly regarded and experienced emerging markets equity team that will include six portfolio managers dedicated to a top-down approach. Based in London with Mr. Conway, they will be supported by regional research/country portfolio management professionals. Our goal is that Mr. Conway's hand-selected team and disciplined investment approach will, with time, deliver above-average performance results.

Q HOW DID THE FUND PERFORM?

A For the six months ended April 30, 1997, the Fund's total return was 6.88% for Class A shares (1.80% including the maximum 4.75% sales charge) and 6.63% for Class B shares (1.63% including the maximum 5% contingent deferred sales charge). Total return for the International Financial Corp. (IFC) Investable Composite Index over the period was 9.74%, and 10.89% for the MSCI Emerging Markets Index.(5)

Relative to the IFC Index, the Fund's performance suffered as a result of its underweighted position in Taiwan, which rallied strongly over the six months, and security selection in Mexico, Israel and Turkey.

Q WHAT CHANGES ARE YOU IMPLEMENTING WITH RESPECT TO THE FUND'S MANAGEMENT?

A The Fund is undergoing restructuring this quarter, in conjunction with a revamping of our approach to emerging market investment products. Under the new structure, the Fund's managers are members of the Global Emerging Markets team, based in London, which collectively determines regional asset allocation and applies those allocations and shared knowledge to various emerging market funds throughout the world.

As part of this evolutionary change, risk control guidelines have been enhanced with prescribed tracking error ranges at both the global and country levels. The overall effect of these changes will be a more diversified portfolio with a more disciplined approach for monitoring risk relative to the Fund's benchmark.

Q WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD?

A The Fund benefited from privatization candidates in Brazil, plays on reviving domestic demand in Mexico and leading Pan-American multinationals. In addition, returns were buoyed by stock selection in Hong Kong, which focused on red chips--Chinese companies listed in Hong Kong--and other beneficiaries of the economic upturn in China and Malaysia. The Fund's orientation towards several of the Emerging Europe Middle East and Africa (EMEA) markets such as Greece and Zimbabwe also contributed positively to performance.

A number of developments, however, hampered performance. Sentiment in the emerging markets of East Asia was, for the most part, dampened by concerns that the tightening of monetary policy by the U.S. Federal Reserve (specifically, a rise in the Fed funds rate from 5.25% to 5.50% on March 25) represented the first in a series of interest rate increases.

Philippine and Malaysian markets trended down. Sentiment in Korea was depressed by the high-profile bankruptcies of several of its largest steel companies, and the continuing problems of Thailand's property and finance sectors were the main reasons for falls in share prices there. The Hong Kong market also ended slightly down for the six months, primarily on the back of a correction in the property sector, which had outperformed during calendar 1996. The correction followed an announcement that authorities will take steps to reduce market speculation on apartments.

Q WHAT WAS THE FUND'S INVESTMENT STRATEGY?

A In general, the Fund focused on situations we believe can benefit from the cyclical acceleration in the Chinese economy, such as red chips. In Malaysia, despite our overall pessimistic outlook, we are finding key players in the strongly growing infrastructure and financial services sectors. We have also found attractive opportunities in Russia, where President Yeltsin's return to health and power indicates that public finances, and the general state of the economy, could improve considerably. In Latin America, we are positioning the Fund to take advantage of banks and privatization plays in Brazil.

                                                                 Continued p.4


(5) The MSCI Emerging Markets and IFC Indices are market value-weighted averages of the performance of securities listed on the exchanges of 27 and 26 countries, respectively. They include the effect of reinvested dividends and are measured in U.S. dollars. The Fund has changed benchmarks to the IFC Investable Composite Index because we feel it presents a more accurate reflection of investment opportunities available to foreign investors.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

Conversely, the Fund presently has minimal positions in Argentina, where we find only a few attractive stocks well placed to exploit the economic recovery. Our view is similar in Pakistan, where political risks remain unacceptably high.

Q HAVE LATIN AMERICAN MARKETS RECOVERED FROM THE CAPITAL OUTFLOW FOLLOWING THE
  MEXICAN PESO CRISIS?

A Virtually all Latin American exchanges have enjoyed good returns over the past six months. Foreign capital returned to Argentina, where it became clear that strong economic growth is boosting the government's financial position. Several bond issues during the quarter were well received.

In Brazil, investors overlooked a burgeoning current account deficit to focus on falling inflation and progress towards privatization. Economic reform and low inflation were also key themes in Colombia. Encouraged by patchy economic recovery (and the repayment of the last of the emergency funding borrowed by the government at the time of the January 1995 peso crisis), foreign investors returned to Mexico. Not for the first time, the main exception was Venezuela, where public sector strikes overshadowed all else.

Q WHAT IS YOUR OUTLOOK FOR HONG KONG IN LIGHT OF THE HANDOVER TO CHINA ON
  JULY 1?

A We remain bullish on the Hong Kong market despite its lackluster performance over the year to the end of April. The market's weakness, in our opinion, conceals two divergent trends.

On one hand, the property sector (which led the bull market through calendar
1996) has corrected sharply. This was in part due to measures by the Hong Kong government to curb speculation in luxury apartments, and in part due to an announcement from the territory's designated chief executive, Tung Chee-Hwa, that more land will be made available for development over the coming years. On the other hand, plays on the growth of China in general and red chips, in particular, performed well.

We remain enthusiastic about the outlook for the Chinese economy and for Hong Kong companies that can participate in its growth. We estimate Chinese GDP growth will accelerate from 10% in calendar 1996 to 12% this year. Even though inflation may increase somewhat, we do not see any need for authorities to tighten monetary policy in China. We note that the IFC Index will be restructured in July and will include China/Hong Kong at around 3% (as opposed to 0.6% for China and 0% for Hong Kong at present).

Nonetheless, the strong performance (and rerating) of red chips and other China plays listed on the Hong Kong stock market, together with sharp rises in the Shenzhen and Shanghai exchanges, suggests to us that much of the China story has already been discounted. Although we remain overweighted, we have been selling our holdings to take advantage of the strength in share prices.

Q WHAT ACCOUNTS FOR THE FUND'S CONSIDERABLY OVERWEIGHTED POSITION (RELATIVE TO
  THE INDEX) IN INDIA?

A Of late, no other emerging market has been more affected by political factors than India. Investor reaction to the United Front coalition's budget, presented at the end of February, was euphoric. Key positive features included an across-the-board reduction in corporate and personal taxes, a cut in import tariffs and excise duties, and projections of a reduction in the budget deficit as a proportion of GDP (from the current level of 6%). Recognizing accelerating economic growth and the prospect of a 20%-25% expansion in earnings per share over the next year, we have taken a bullish stance.

Although there was some political instability in India around the end of March, with Congress temporarily withdrawing its support for the coalition, it has been reconstituted with the appointment of Chidabaram as finance minister.

Q THE FUND IS SIGNIFICANTLY UNDERWEIGHTED IN MALAYSIA. WHY ARE YOU CAUTIOUS ABOUT THIS MARKET?

A A slowing in GDP growth in 1996, to 8.2%, together with an improvement in the trade and current account balances, suggests authorities may now be feeling less pressure to raise interest rates. Nonetheless, we believe rapid growth in money and credit, a rise in the country's net foreign liabilities (suggesting widespread offshore borrowing), and early moves by authorities to cool the property sector imply that Malaysia is approaching the top of its business cycle.

However, this is only one reason for our caution about the prospects for the stock market. P/E multiples also remain demanding. Earnings growth for the telephone and power utilities is constrained by increasing competition and falling tariffs.

Our stock selection emphasizes major companies in two sectors. One is infrastructure, where growth prospects are underpinned by the Seventh Malaysia Plan. The other is financial services, an industry still relatively underdeveloped in Malaysia and within which government policies favor local participants.

                                                              Continued p.5

INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

Q WHAT DO YOU FIND ATTRACTIVE ABOUT THE BRAZILIAN MARKET?

A For the time being, the forces that have driven share prices in Brazil over the last two years remain intact. Inflation has fallen, and we believe scope exists for lower interest rates. The government continues to move very slowly towards economic liberalization and privatization.

The current account, however, represents a constraint on the ability of the central bank to reduce real interest rates from the present, very high levels. Nonetheless, we do not envisage that the current account deficit will force authorities to undertake drastic action. Thanks to continuing capital inflows from abroad, foreign reserves have increased to US$58 billion.

We continue to focus on privatization candidates such as the "-bras" stocks, utilities that can benefit from a deregulation of tariffs (which are presently too low), banks positioned to increase their lending activity and cut operating costs, and one or two other stocks that appear particularly attractive.

Q IS RECOVERY UNDERWAY IN MEXICO?

A Mexico's economic recovery is, and is likely to remain, patchy. Industrial production and exports have been growing at over 11%. Retail sales have been soft, not the least because real wages have been under pressure. Further, the delicate condition of the banking sector precludes it from increasing its lending.

The fragility of Mexican financial markets was illustrated by the behavior of short-term interest rates in March. Yields on one-month Cetes rose by 450 basis points early in the month as investors became concerned about the imminent rise in U.S. interest rates and by the possibility of Mexico's being "decertified" by the U.S. government. Yields subsequently fell by 111 basis points later in the month. The result was that yields on one-month Cetes finished March at 20.6%, or roughly 200 basis points above the level at the end of February.

Accordingly, we have taken a highly selective approach to Mexico. We have focused on internationally competitive manufacturers and on regional multinationals which, although based elsewhere, have a strong presence in the country.

Q WHAT DEVELOPMENTS HAVE TAKEN PLACE IN RUSSIA?

A The focus of late has been the return to health, and power, of President Yeltsin and his installation of a new team apparently committed to economic reform. Any progress made by the team could have very positive results on the economy and on corporate earnings. Russia's ability to service its foreign debt (reflected in a US$28 billion trade surplus, gross reserves of more than US$10 billion and a debt/export ratio of less than 10%) compares favorably with most countries in Latin America. Russia's bond market is broadening, and the economy could expand once more after contracting for seven consecutive years.

Q WHAT IS YOUR OUTLOOK ON SOUTH AFRICA?

A The strengthening of the rand and the rally in the bond market are testimony to growing investor confidence in South African developments. The ANC-dominated government has produced a responsible budget, highlights of which were a commitment to deregulation and a real cut in spending. Inflationary pressures remain modest, partly because high unemployment is keeping a lid on wage growth, partly because the economy has become more competitive, and partly because import tariffs have been falling. The strength of the informal sector has allowed retail sales to remain firm in spite of high real interest rates.

The Reserve Bank has announced that exchange controls will be relaxed substantially in June: from that month on, individuals will be able to invest a certain (as yet unspecified) amount overseas and hold foreign currency accounts within South Africa. More importantly, companies will be able to use their domestic balance sheets as collateral for foreign borrowing when acquiring overseas assets.

Our stock selection emphasizes companies that have restructured to meet foreign competition (and can, therefore, benefit from further growth in demand) and situations that can exploit the rising economic power of the Black majority. We have increased the portfolio's exposure to South Africa, even though we remain underweighted. The low level of foreign exchange reserves and the still significant possibility of a run on the currency when exchange controls are lifted are the main reasons we are cautious.

Q WHAT ARE YOUR EXPECTATIONS FOR EMERGING MARKETS IN GENERAL?

A First and foremost, the global financial environment remains benign. With real yields of 5%, U.S. Treasuries are unlikely to be sold down much further, implying that the U.S. stock market, although fully valued, has limited downside. The absence of inflationary pressures in the U.S. suggests interest rates are unlikely to increase by much, if at all. Unlike 1994, real short-term U.S. dollar interest rates, at over 3.5%, are already comparatively high.

                                                                Continued p.6
                                       5

INTERVIEW WITH THE MANAGEMENT TEAM  CONTINUED

Except in the UK, European central banks appear unlikely to lift interest rates any time soon. Easy money assists growth, exporters (by way of softening currencies) and chances of participation in the European Monetary Union (EMU).

We find additional reasons to be bullish about emerging markets. In most cases, major indices are still below their 1994 highs, while in relation to their own past and developed markets, emerging markets generally appear undervalued. Latin American economies, for example, are emerging from the deep recession that followed the 1995 peso crisis in Mexico. A pickup in activity in Germany and other "core" economies of Europe augurs well for some exporting companies in emerging markets (in particular, those in eastern Europe).

In Asia, we see attractive themes throughout the region. Specifically, infrastructure development in Malaysia, the economic upturn in China and reform in the Philippines are three themes we are exploiting. Above all, as the general strength of the (hugely diverse) EMEA markets over the recent past suggests, investors are alert to opportunities that materialize when particular countries embark on the initial stages of economic reform.

About the Management team

ALLAN CONWAY -- Head of Global Emerging Markets. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Conway spent 23 years in the financial services industry. Most recently, from 1992-97 he was the Director, International Equities at Hermes Investment Management. He received a B.A. from the University of York, England.

CHRISTINE ROWLEY -- Global Emerging Markets Portfolio Manager. Prior to joining Chancellor LGT Asset Management in 1992, Ms. Rowley was an Analyst with the Bank of England and received an M.Sc. from the London School of Economics.

GEOGRAPHIC ALLOCATION OF NET ASSETS%

                           April 30, 1997      April 30, 1996

Argentina                       0.3                 1.6
Australia                        --                 0.4
Bolivia                          --                 2.0
Brazil                          9.8                 8.5
Chile                            --                 2.5
Colombia                        2.9                 0.5
Czech Republic                  3.2                 2.5
Greece                          4.4                 2.8
Hong Kong                       8.5                12.1
India                           9.8                 6.0
Indonesia                        --                 0.1
Israel                          3.2                  --
Korea                           1.4                10.0
Malaysia                        3.6                 9.6
Mexico                          9.9                 9.4
Pakistan                        0.2                 1.4
Panama                          3.3                 2.0
Philippines                     0.6                 0.5
Poland                           --                 0.7
Portugal                        1.7                  --
Russia                          6.9                  --
South Africa                    7.3                12.9
Thailand                        0.3                 9.8
Turkey                          2.4                 0.9
United Kingdom                   --                 0.1
United States & Other          16.0                 1.3
Venezuela                       1.7                 0.9
Zimbabwe                        2.6                 1.5

                                               GT GLOBAL EMERGING MARKETS FUND

ALLOCATION OF NET ASSETS

Services                        2.8%
Capital Goods                   7.0%
Multi Industry/Misc.            7.3%
Materials/Basic Industries      9.9%
Consumer Non-Durables          10.5%
Energy                         19.8%
Finance                        26.6%
Other                          16.1%

Allocations may change as market conditions change.
A complete listing may be found in the Financial Statements section of this report.


GT GLOBAL EMERGING MARKETS FUND
KEY PORTFOLIO HOLDINGS(6)
                                                                        % of
                                                           Country   Net Assets

STATE BANK OF INDIA LTD Provides a wide range of             INDIA      5.0
banking and financial services throughout India.
The bank also provides international banking principally to its Indian customers and has operations in 34 countries.

LUKOIL HOLDING Russia's largest oil and gas company,        RUSSIA      3.8
LUKoil holds 18% of the Russian oil and gas extracting market and 11% of its refining market.
The company's oil reserves are estimated to be the second largest in the world.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V. The largest          MEXICO      3.6
manufacturer of diapers, tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace.

BANCO LATINOAMERICANO DE EXPORTACIONES S.A. (BLADEX)        PANAMA      3.3
A specialized multinational bank established to finance
Latin American and Caribbean foreign trade.

COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG) Provides       BRAZIL      3.0
electrical utility services for industrial, residential and rural customers.

ALPHA CREDIT BANK A full service commercial bank located    GREECE      2.9
in Greece. The bank has 183 domestic branches, one in the UK and one in Romania.

SASOL LTD. The holding company for a group that produces   SOUTH AFRICA 2.9
and markets liquid fuels, pipeline gas, petrochemicals, plastics and other products from coal and crude oil.

PETROLEO BRASILEIRO S.A. (PETROBRAS) Produces oil and        BRAZIL     2.7
natural gas liquids through approximately 7,258 producing wells; also produces at sea through its fixed and floating platforms. The company's main products are oil products and fuel alcohol. Petrobras also provides maritime freight services.

NATIONAL MUTUAL ASIA An investment holding company whose    HONG KONG   2.7
principal subsidiaries are engaged in underwriting insurance business. Other subsidiaries act as investment holding companies, property managers, unit trust managers, investment advisors and trustees.

GENERAL MINING UNION CORP. (GENCOR) A diversified          SOUTH AFRICA 2.7
international holding company for a group of companies with interests in natural resources.

Source: Bloomberg.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
EMERGING
MARKETS
FUND

FINANCIAL
STATEMENTS

                        GT GLOBAL EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Emerging Markets Fund and
Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of April 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Emerging Markets Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 12, 1997

                                       F1

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (26.6%)
  State Bank of India Ltd.: .................................   IND                --             --         5.0
    BANKS-REGIONAL
    Common-/- ...............................................   --          1,494,400   $ 13,310,742          --
    GDR-/- {\/} .............................................   --            257,600      6,266,120          --
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN           282,600     12,964,275         3.3
    OTHER FINANCIAL
  Alpha Credit Bank-/- ......................................   GREC          164,575     11,696,369         2.9
    BANKS-REGIONAL
  National Mutual Asia-/- ...................................   HK         10,500,000     10,844,307         2.7
    INSURANCE-BROKER
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      281,440,000     10,398,512         2.6
    BANKS-MONEY CENTER
  Peregrine Investment Holdings Ltd. ........................   HK          6,000,000      9,217,661         2.3
    INVESTMENT MANAGEMENT
  Malaysian Assurance Alliance Bhd. .........................   MAL           911,000      4,899,801         1.2
    INSURANCE - MULTI-LINE
  Ergo Bank S.A. ............................................   GREC           71,320      4,701,762         1.2
    BANKS-REGIONAL
  MBF Capital Bhd. ..........................................   MAL         3,000,000      4,446,215         1.1
    OTHER FINANCIAL
  Tai Cheung Holdings Co., Ltd. .............................   HK          5,000,000      3,969,791         1.0
    REAL ESTATE
  Banco Ganadero S.A. - ADR{\/} .............................   COL           137,200      3,790,150         1.0
    BANKS-REGIONAL
  Fondo de Valores Inmobiliarios C.A. "B" ...................   VENZ       39,250,000      2,880,022         0.7
    REAL ESTATE
  Aksigorta .................................................   TRKY       56,000,000      2,644,823         0.7
    INSURANCE - MULTI-LINE
  Ayala Land, Inc. "B" ......................................   PHIL        3,350,000      2,415,560         0.6
    REAL ESTATE
  Industrial Finance Corporation of Thailand - Foreign ......   THAI          400,000      1,071,975         0.3
    BANKS-MONEY CENTER
  Korea Exchange Bank .......................................   KOR             6,345         41,064          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp.-/- ......................   IND               262         23,302          --
    OTHER FINANCIAL
  HDFC Bank Ltd. - Subscription Shares-/- ...................   IND               500            805          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         105,583,256
                                                                                        ------------
Energy (19.8%)
  LUKoil Holding - ADR-/- {\/} ..............................   RUS           265,900     14,890,400         3.8
    GAS PRODUCTION & DISTRIBUTION
  Companhia Energetica de Minas Gerais (CEMIG): .............   BRZL               --             --         3.0
    ELECTRICAL & GAS UTILITIES
    Preferred+/+ ............................................   --        160,000,000      7,295,844          --
    ADR{\/} .................................................   --            109,000      4,905,000          --
  Sasol Ltd. ................................................   SAFR          891,200     11,428,211         2.9
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       51,870,000     10,901,773         2.7
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL EMERGING MARKETS FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  China Light & Power Co., Ltd. .............................   HK          1,700,000   $  7,659,437         1.9
    ELECTRICAL & GAS UTILITIES
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH          197,360      6,150,155         1.6
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ...............................................   KOR           277,383      4,955,494         1.2
    OIL
  Benton Oil & Gas Co.-/- ...................................   US            313,100      4,579,088         1.2
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        3,573,714      3,883,178         1.0
    ELECTRICAL & GAS UTILITIES
  Electricidad de Argentina S.A. - ADR(.) -/- {\/} (::) .....   ARG           100,000      1,360,000         0.3
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. ................................   KOR            25,300        756,157         0.2
    ELECTRICAL & GAS UTILITIES
  Pakistan State Oil Co., Ltd. ..............................   PAK            12,720         95,875          --
    OIL
                                                                                        ------------
                                                                                          78,860,612
                                                                                        ------------
Consumer Non-Durables (10.5%)
  Gruma S.A. "B"-/- .........................................   MEX         1,885,000      9,093,778         2.3
    FOOD
  South African Breweries Ltd. ..............................   SAFR          230,000      6,778,403         1.7
    BEVERAGES - ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           232,400      6,739,600         1.7
    BEVERAGES - NON-ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL        8,564,543      5,827,014         1.5
    BEVERAGES - ALCOHOLIC
  Bavaria ...................................................   COL           678,573      5,104,931         1.3
    BEVERAGES - ALCOHOLIC
  Sun Brewing Ltd. - 144A GDR{.} -/- {\/} ...................   RUS           500,000      4,000,000         1.0
    BEVERAGES - ALCOHOLIC
  Guinness Malaysia-/- ......................................   MAL         1,499,000      3,314,522         0.8
    BEVERAGES - ALCOHOLIC
  Dhan Fibres Ltd.-/- .......................................   PAK         4,273,000        627,138         0.2
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          41,485,386
                                                                                        ------------
Materials/Basic Industry (9.9%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         3,792,000     14,090,440         3.6
    PAPER/PACKAGING
  General Mining Union Corp. (Gencor) .......................   SAFR        2,571,000     10,816,130         2.7
    METALS - NON-FERROUS
  Industrias Penoles S.A. "CP"-/- ...........................   MEX         1,952,400      9,148,417         2.3
    METALS - NON-FERROUS
  Cementos Argos S.A. .......................................   COL           281,876      2,306,379         0.6
    CEMENT
  Gujarat Ambuja Cements - GDR{\/} ..........................   IND           220,000      2,090,000         0.5
    CEMENT
  Eregli Demir Ve Lelik Fabrik T.A.S. .......................   TRKY        5,922,851        579,129         0.1
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL EMERGING MARKETS FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Associated Cement Cos., Ltd. ..............................   IND             5,086   $    210,066         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. .............................   PAK               812          3,050          --
    CHEMICALS
                                                                                        ------------
                                                                                          39,243,611
                                                                                        ------------
Multi-Industry/Miscellaneous (7.3%)
  Mosenergo - 144A ADR{.} -/- {\/} ..........................   RUS           211,500      8,407,124         2.1
    MISCELLANEOUS
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/} .........................................   PORT          119,900      6,864,275         1.7
    MISCELLANEOUS
  ITC Ltd. ..................................................   IND           497,000      5,751,735         1.5
    MULTI-INDUSTRY
  Koor Industries Ltd. - ADR{\/} ............................   ISRL          236,300      4,105,713         1.0
    CONGLOMERATE
  Alarko Holding A.S. .......................................   TRKY       25,945,000      3,589,910         0.9
    MULTI-INDUSTRY
  KEC International Ltd.-/- .................................   IND           160,500        289,736         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          29,008,493
                                                                                        ------------
Capital Goods (7.0%)
  Delta Electrical Industries Ltd. ..........................   ZBBW        6,533,074     10,397,465         2.6
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ...........................   ISRL          405,000      8,859,375         2.2
    TELECOM EQUIPMENT
  Tata Engineering and Locomotive Co., Ltd.-/- ..............   IND           532,460      6,005,636         1.5
    MACHINERY & ENGINEERING
  Netas Telekomunik .........................................   TRKY       10,200,120      2,822,703         0.7
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/- ...............................   IND            58,900         16,485          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          28,101,664
                                                                                        ------------
Services (2.8%)
  SPT Telecom-/- ............................................   CZCH           58,510      6,184,829         1.6
    TELEPHONE NETWORKS
  Amway Asia Pacific Ltd.{\/} ...............................   HK             58,400      2,452,800         0.6
    WHOLESALE & INTERNATIONAL TRADE
  Resorts World Bhd. ........................................   MAL           499,000      1,838,944         0.5
    LEISURE & TOURISM
  Himachal Futuristic Communications Ltd. ...................   IND           450,000        191,436         0.1
    TELECOM - OTHER
  Indian Hotels Co., Ltd. ...................................   IND             3,000         56,255          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          10,724,264
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL EMERGING MARKETS FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (1.0%)
  Ranbaxy Laboratories Ltd. .................................   IND           225,200   $  4,087,383         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  Core Healthcare ...........................................   IND                50             39          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           4,087,422
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $298,273,493) ................                            337,094,708        84.9
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Alpha Credit Bank Rights, expire May 9, 1997 (cost
   $0)-/- ...................................................   GREC          131,660        969,460         0.3
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $48,875,000 Federal National Mortgage
   Association Notes, 6.25% due 11/10/99 (market value of
   collateral is $49,844,840, including accrued interest).
   (cost $48,866,152) .......................................                             48,866,152        12.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $347,139,645)  * ....................                            386,930,320        97.5
Other Assets and Liabilities ................................                             10,105,838         2.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $397,036,158       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (see Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At April 30, 1997, the Fund owned the following resticted security constituting less than 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the restricted security is as follows:

                                                                                                       MARKET
                                                                                                       VALUE
                                                                                                        PER
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST       SHARE
             -----------------------------------------------  -----------------  ------  -----------   ------
             Electricidad de Argentina S.A..................      12/23/93       100,000 $ 1,750,000   $13.60

        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $347,334,198 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  60,415,542
                 Unrealized depreciation:           (20,819,420)
                                                  -------------
                 Net unrealized appreciation:     $  39,596,122
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depository Receipt
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL EMERGING MARKETS FUND

                                 April 30, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    0.3                                   0.3
Brazil (BRZL/BRL) ....................    9.8                                   9.8
Colombia (COL/COP) ...................    2.9                                   2.9
Czech Republic (CZCH/CSK) ............    3.2                                   3.2
Greece (GREC/GRD) ....................    4.1         0.3                       4.4
Hong Kong (HK/HKD) ...................    8.5                                   8.5
India (IND/INR) ......................    9.8                                   9.8
Israel (ISRL/ILS) ....................    3.2                                   3.2
Korea (KOR/KRW) ......................    1.4                                   1.4
Malaysia (MAL/MYR) ...................    3.6                                   3.6
Mexico (MEX/MXN) .....................    9.9                                   9.9
Pakistan (PAK/PKR) ...................    0.2                                   0.2
Panama (PAN/PND) .....................    3.3                                   3.3
Philippines (PHIL/PHP) ...............    0.6                                   0.6
Portugal (PORT/PTE) ..................    1.7                                   1.7
Russia (RUS/SUR) .....................    6.9                                   6.9
South Africa (SAFR/ZAR) ..............    7.3                                   7.3
Thailand (THAI/THB) ..................    0.3                                   0.3
Turkey (TRKY/TRL) ....................    2.4                                   2.4
United States & Other (US/USD) .......    1.2                       14.8       16.0
Venezuela (VENZ/VEB) .................    1.7                                   1.7
Zimbabwe (ZBBW/ZWD) ..................    2.6                                   2.6
                                        ------      -----          -----      -----
Total  ...............................   84.9         0.3           14.8      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $397,036,158.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $298,273,493) (Note 1)......  $338,064,168
  Repurchase agreement, at value and cost...............................    48,866,152
  U.S. currency.............................................  $      834
  Foreign currencies (cost $8,174,578)......................   7,876,899     7,877,733
                                                              ----------
  Receivable for securities sold........................................     3,941,689
  Receivable for Fund shares sold.......................................       907,976
  Dividends and dividend withholding tax reclaims receivable............       701,958
  Miscellaneous receivable..............................................        15,080
  Unamortized organizational costs (Note 1).............................        13,138
  Interest receivable...................................................         4,133
  Cash held as collateral for securities loaned (Note 1)................    19,246,525
                                                                          ------------
    Total assets........................................................   419,638,552
                                                                          ------------
Liabilities:
  Payable for Fund shares repurchased...................................     2,391,354
  Payable for investment management and administration fees (Note 2)....       317,376
  Payable for service and distribution expenses (Note 2)................       249,429
  Payable for transfer agent fees (Note 2)..............................       131,763
  Payable for printing and postage expenses.............................        84,386
  Payable for registration and filing fees..............................        67,996
  Payable for custodian fees (Note 1)...................................        40,626
  Payable for professional fees.........................................        39,426
  Payable for fund accounting fees (Note 2).............................         6,809
  Payable for Directors' fees and expenses (Note 2).....................         2,129
  Other accrued expenses................................................        24,575
  Collateral for securities loaned (Note 1).............................    19,246,525
                                                                          ------------
    Total liabilities...................................................    22,602,394
                                                                          ------------
Net assets..............................................................  $397,036,158
                                                                          ------------
                                                                          ------------
Class A:
Net asset value and redemption price per share ($188,072,191 DIVIDED BY
 12,349,264 shares outstanding).........................................  $      15.23
                                                                          ------------
                                                                          ------------
Maximum offering price per share (100/95.25 of $15.23) *................  $      15.99
                                                                          ------------
                                                                          ------------
Class B:+
Net asset value and offering price per share ($206,525,800 DIVIDED BY
 13,818,645 shares outstanding).........................................  $      14.95
                                                                          ------------
                                                                          ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per
 share ($2,438,167 DIVIDED BY 159,540 shares outstanding)...............  $      15.28
                                                                          ------------
                                                                          ------------
Net assets consist of:
  Paid in capital (Note 4)..............................................  $388,131,790
  Accumulated net investment loss.......................................      (871,386)
  Accumulated net realized loss on investments and foreign currency
   transactions.........................................................   (29,710,352)
  Net unrealized depreciation on translation of assets and liabilities
   in foreign currencies................................................      (304,569)
  Net unrealized appreciation of investments............................    39,790,675
                                                                          ------------
Total -- representing net assets applicable to capital shares outstanding............................................................  $397,036,158
                                                                          ------------
                                                                          ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $95,626)................................  $3,489,034
  Interest income............................................................................     801,984
                                                                                               ----------
    Total investment income..................................................................   4,291,018
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   2,084,810
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  533,937
    Class B......................................................................   1,053,355   1,587,292
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     824,844
  Custodian fees (Note 1)....................................................................     186,733
  Registration and filing fees...............................................................     122,978
  Printing and postage expenses..............................................................     102,610
  Fund accounting fees (Note 2)..............................................................      53,457
  Audit fees.................................................................................      35,916
  Legal fees.................................................................................       6,855
  Directors' fees and expenses (Note 2)......................................................       6,644
  Amortization of organization costs (Note 1)................................................       3,204
  Other expenses (Note 1)....................................................................     145,971
                                                                                               ----------
    Total expenses before reductions.........................................................   5,161,314
                                                                                               ----------
      Expense reductions (Notes 1 & 6).......................................................    (115,488)
                                                                                               ----------
    Total net expenses.......................................................................   5,045,826
                                                                                               ----------
Net investment loss..........................................................................    (754,808)
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments...............................................  11,668,018
  Net realized loss on foreign currency transactions.............................    (944,367)
                                                                                   ----------
    Net realized gain during the period......................................................  10,723,651
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      33,914
  Net change in unrealized appreciation of investments...........................  21,943,879
                                                                                   ----------
    Net unrealized appreciation during the period............................................  21,977,793
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  32,701,444
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $31,946,636
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL EMERGING MARKETS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,
                                                                  1997            1996
                                                              -------------  ---------------
Decrease in net assets
Operations:
  Net investment income (loss)..............................  $    (754,808) $     2,628,437
  Net realized gain (loss) on investments and foreign
   currency transactions....................................     10,723,651       (5,528,958)
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............         33,914           31,246
  Net change in unrealized appreciation of investments......     21,943,879       22,530,391
                                                              -------------  ---------------
    Net increase in net assets resulting from operations....     31,946,636       19,661,116
                                                              -------------  ---------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................       (142,211)              --
Advisor Class:
Distributions to shareholders:
  From net investment income................................        (15,847)              --
                                                              -------------  ---------------
    Total distributions.....................................       (158,058)              --
                                                              -------------  ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........    805,712,087    1,443,673,824
  Decrease from capital shares repurchased..................   (884,570,776)  (1,499,221,358)
                                                              -------------  ---------------
    Net decrease from capital share transactions............    (78,858,689)     (55,547,534)
                                                              -------------  ---------------
Total decrease in net assets................................    (47,070,111)     (35,886,418)
Net assets:
  Beginning of period.......................................    444,106,269      479,992,687
                                                              -------------  ---------------
  End of period.............................................  $ 397,036,158* $   444,106,269*
                                                              -------------  ---------------
                                                              -------------  ---------------
 * Includes undistributed/accumulated net investment
   income/loss of...........................................  $    (871,386) $        41,480
                                                              -------------  ---------------
                                                              -------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         CLASS A+
                                          ----------------------------------------------------------------------
                                                                                                         MAY 18,
                                                                                                          1992
                                                                                                         (COMMENCEMENT
                                            SIX                                                            OF
                                           MONTHS                                                        OPERATIONS)
                                           ENDED                                                           TO
                                           APRIL                    YEAR ENDED OCTOBER 31,               OCTOBER
                                            30,          --------------------------------------------      31,
                                          1997 (D)       1996 (D)    1995 (D)      1994        1993       1992
                                          --------       --------    --------    --------    --------    -------
Per Share Operating Performance:
Net asset value, beginning of period....  $14.26         $ 13.85     $ 18.81     $ 14.42     $ 11.10     $11.43
                                          --------       --------    --------    --------    --------    -------
Income from investment operations:
  Net investment income (loss)..........     --             0.11        0.13       (0.02 )      0.02 * * 0.07   * *
  Net realized and unrealized gain
   (loss) on investments................   0.98             0.30       (4.32 )      4.68        3.38     (0.40  )
                                          --------       --------    --------    --------    --------    -------
    Net increase (decrease) from
     investment operations..............   0.98             0.41       (4.19 )      4.66        3.40     (0.33  )
                                          --------       --------    --------    --------    --------    -------
Distributions to shareholders:
  From net investment income............  (0.01   )           --          --       (0.01 )     (0.08 )   --
  From net realized gain on
   investments..........................     --               --       (0.77 )     (0.26 )        --     --
                                          --------       --------    --------    --------    --------    -------
    Total distributions.................  (0.01   )           --       (0.77 )     (0.27 )     (0.08 )   --
                                          --------       --------    --------    --------    --------    -------
Net asset value, end of period..........  $15.23         $ 14.26     $ 13.85     $ 18.81     $ 14.42     $11.10
                                          --------       --------    --------    --------    --------    -------
                                          --------       --------    --------    --------    --------    -------

Total investment return (c).............   6.88% (a)        2.96%     (23.04%      32.58%      30.90%    (2.9% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $188,072       $224,964    $252,457    $417,322    $187,808    $84,558
Ratio of net investment income (loss) to
 average net assets.....................  (0.11% (b)        0.76%       0.89%      (0.11%        0.1%**  1.7% * *(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................   2.12% (b)        1.96%       2.12%       2.06%        2.4%**  2.4% * *(b)
  Without expense reductions............   2.17% (b)        2.08%       2.14%         --%*        --%*   --%
Portfolio turnover rate++++.............     91% (b)         104%        114%        100%         99%    32% (b)
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0012        $0.0040         N/A         N/A         N/A     N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively (See Note 2).
 * * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (See Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                            SIX                                                  APRIL
                                           MONTHS                                               1, 1993
                                           ENDED                                                  TO
                                           APRIL               YEAR ENDED OCTOBER 31,           OCTOBER
                                            30,           ---------------------------------       31,
                                          1997 (D)        1996 (D)    1995 (D)       1994        1993
                                          --------        --------    --------     --------     -------
Per Share Operating Performance:
Net asset value, beginning of period....  $14.02          $ 13.68     $ 18.68      $ 14.39      $11.47
                                          --------        --------    --------     --------     -------
Income from investment operations:
  Net investment income (loss)..........  (0.04   )          0.04        0.06        (0.12 )    0.00  ***
  Net realized and unrealized gain
   (loss) on investments................   0.97              0.30       (4.29 )       4.67      2.92
                                          --------        --------    --------     --------     -------
    Net increase (decrease) from
     investment operations..............   0.93              0.34       (4.23 )       4.55      2.92
                                          --------        --------    --------     --------     -------
Distributions to shareholders:
  From net investment income............     --                --          --           --        --
  From net realized gain on
   investments..........................     --                --       (0.77 )      (0.26 )      --
                                          --------        --------    --------     --------     -------
    Total distributions.................     --                --       (0.77 )      (0.26 )      --
                                          --------        --------    --------     --------     -------
Net asset value, end of period..........  $14.95          $ 14.02     $ 13.68      $ 18.68      $14.39
                                          --------        --------    --------     --------     -------
                                          --------        --------    --------     --------     -------

Total investment return (c).............   6.63% (a)         2.49%     (23.37%       31.77%     25.5% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $206,526        $216,004    $225,861     $291,289     $32,318
Ratio of net investment income (loss) to
 average net assets.....................  (0.61% (b)         0.26%       0.39%       (0.61%     (0.4  )%***(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................   2.62% (b)         2.46%       2.62%        2.56%      2.9% ***(b)
  Without expense reductions............   2.67% (b)         2.58%       2.64%          --%*      --% *
Portfolio turnover rate++++.............     91% (b)          104%        114%         100%       99%
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0012         $0.0040         N/A          N/A       N/A

                                                  ADVISOR CLASS+++
                                          --------------------------------
                                            SIX                    JUNE 1,
                                          MONTHS         YEAR       1995
                                           ENDED         ENDED       TO
                                           APRIL        OCTOBER    OCTOBER
                                            30,           31,        31,
                                          1997 (D)      1996 (D)    1995
                                          -------       -------    -------
Per Share Operating Performance:
Net asset value, beginning of period....  $14.38        $13.88     $14.71
                                          -------       -------    -------
Income from investment operations:
  Net investment income (loss)..........  0.04           0.18      0.08
  Net realized and unrealized gain
   (loss) on investments................  0.97           0.32      (0.91  )
                                          -------       -------    -------
    Net increase (decrease) from
     investment operations..............  1.01           0.50      (0.83  )
                                          -------       -------    -------
Distributions to shareholders:
  From net investment income............  (0.11  )         --        --
  From net realized gain on
   investments..........................    --             --        --
                                          -------       -------    -------
    Total distributions.................  (0.11  )         --        --
                                          -------       -------    -------
Net asset value, end of period..........  $15.28        $14.38     $13.88
                                          -------       -------    -------
                                          -------       -------    -------
Total investment return (c).............  7.13% (a)      3.60%     (5.71% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $2,438        $3,139     $1,675
Ratio of net investment income (loss) to
 average net assets.....................  0.39% (b)      1.26%     1.39% (b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................  1.62% (b)      1.46%     1.62% (b)
  Without expense reductions............  1.67% (b)      1.58%     1.64% (b)
Portfolio turnover rate++++.............    91% (b)       104%      114%
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0012       $0.0040     N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993, and for the period from May 18, 1992, to October 31, 1992, respectively (See Note 2).
 * * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (See Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F12

                        GT GLOBAL EMERGING MARKETS FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1997, stocks with an aggregate value of approximately $18,073,337 were on loan to brokers. The loans were secured by cash collateral of $19,246,525 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended April 30, 1997, the Fund received security lending fees of $55,679. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the

                                      F13

                        GT GLOBAL EMERGING MARKETS FUND

Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $40,222,829, of which $35,800,955 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $150,006. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows the Fund to borrow an aggregate maximum amount of $100,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Funds' total assets. On April 30, 1997, the Fund had no loans outstanding.

For the six months ended April 30, 1997, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $11,777,778. The average interest rate for the Fund was 6.54%. Interest incurred on this loan for the period ended April 30, 1997 was $119,865, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1997, GT Global retained $23,529 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $13,044 for the period ended April 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period ended April 30, 1997, GT Global collected CDSCs in the amount of $812,689. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All

                                      F14

                        GT GLOBAL EMERGING MARKETS FUND

expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period ended April 30, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $175,213,689 and $251,376,767 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the period ended April 30, 1997.

4. CAPITAL SHARES
At April 30, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F15

                        GT GLOBAL EMERGING MARKETS FUND

                           CAPITAL SHARE TRANSACTIONS

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   42,934,346  $ 640,355,327   75,574,030  $1,106,260,084
Shares issued in connection with
  reinvestment of distributions.........        8,655        123,358           --             --
                                          -----------  -------------  -----------  -------------
                                           42,943,001    640,478,685   75,574,030  1,106,260,084
Shares repurchased......................  (46,365,991)  (694,720,194) (78,034,654) (1,146,692,253)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (3,422,990) $ (54,241,509)  (2,460,624) $ (40,432,169)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    9,897,991  $ 146,677,585   22,439,885  $ 323,192,109
Shares repurchased......................  (11,489,854)  (170,260,674) (23,539,619)  (339,644,019)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (1,591,863) $ (23,583,089)  (1,099,734) $ (16,451,910)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    1,192,831  $  18,540,013      966,362  $  14,221,631
Shares issued in connection with
  reinvestment of distributions.........        1,106         15,804           --             --
                                          -----------  -------------  -----------  -------------
                                            1,193,937     18,555,817      966,362     14,221,631
Shares repurchased                         (1,252,618)   (19,589,908)    (868,859)   (12,885,086)
                                          -----------  -------------  -----------  -------------
Net increase (decrease)                       (58,681) $  (1,034,091)      97,503  $   1,336,545
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at April 30, 1997 amounted to $4,000,000, at value.

Transactions with affiliated companies are as follows:

                                           PURCHASES               NET REALIZED    DIVIDEND
                                             COST      SALES COST      GAIN         INCOME
                                          -----------  ----------  ------------   -----------
Sun Brewing Ltd. - 144A GDR.............           --          --          --              --

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended April 30, 1997, the Fund's expenses were reduced by $59,809 under these arrangements.

                                      F16

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

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      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 GT GLOBAL EMERGING MARKETS FUND
          EMESAR706075M.322